BAIRD FUNDS, INC.
Statement of Additional Information

Baird Mid Cap Growth Fund	Chautauqua International Growth Fund
(Investor Class: BMDSX)	(Investor Class: CCWSX)
(Institutional Class: BMDIX)	(Institutional Class: CCWIX)

Baird Small/Mid Cap Growth Fund	Chautauqua Global Growth Fund
(Investor Class: BSGSX)	(Investor Class: CCGSX)
(Institutional Class: BSGIX)	(Institutional Class: CCGIX)

Baird Equity Opportunity Fund
(Investor Class: BSVSX)
(Institutional Class: BSVIX)

May 1, 2022

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2022 of the Baird Mid Cap Growth Fund (the “Mid Cap Growth Fund”), the Baird Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”), the Baird Equity Opportunity Fund (the “Equity Opportunity Fund”), the Chautauqua International Growth Fund (the “International Growth Fund”) and the Chautauqua Global Growth Fund (the “Global Growth Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is a series of Baird Funds, Inc. (the “Company”). This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non-principal strategies not described in the Prospectus. Copies of the Funds’ Prospectus may be obtained, free of charge, by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202-5207), by calling (toll-free) 1-866-442-2473, or on the Funds’ website at www.bairdfunds.com. You should read this SAI together with the Prospectus and retain it for further reference.

The Funds’ audited financial statements for the year ended December 31, 2021 are incorporated herein by reference to the Funds’ 2021 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds (toll-free) at 1-866-442-2473.

BAIRD FUNDS, INC.

The Company is an open-end, diversified management investment company. Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000. The Company is authorized to issue shares of common stock in series and classes. Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class. The Company also offers ten fixed income funds that are described in a separate Prospectus and SAI.

INVESTMENT STRATEGIES AND RISKS

General Information Regarding the Funds. The investment advisor to each Fund is Robert W. Baird & Co. Incorporated (the “Advisor”). The sub-advisor to the Equity Opportunity Fund is Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”).

As a principal investment strategy, the Mid Cap Growth Fund principally invests in the following equity securities: common stocks, preferred stocks and securities convertible into common stocks.

As a principal investment strategy, the Small/Mid Cap Growth Fund primarily invests in common stocks of domestic companies with small-to-medium market capitalizations. As a non-principal investment strategy, the Small/Mid Cap Growth Fund may also invest in preferred stocks, exchange-traded funds (“ETFs”) and other investment companies, U.S. Government securities and money market instruments.

As a principal investment strategy, the Equity Opportunity Fund invests primarily in equity securities companies with small- to medium-market capitalizations, which may include common stocks, preferred stocks, American Depositary Receipts (“ADRs”) or other depositary shares or receipts, rights, warrants, exchange-traded funds (“ETFs”), and options whose reference asset is an equity security or equity securities index.

As a principal investment strategy, the International Growth Fund and Global Growth Fund invest primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The Funds may also invest in common or ordinary shares of foreign companies and American Depositary Receipts (“ADRs”) representing common or ordinary shares of foreign companies that are traded on U.S. exchanges.

Non-Diversification. The Equity Opportunity Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund is permitted to invest its assets in a more limited number of issuers than diversified investment companies. However, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, at the close of each quarter of the Fund’s taxable year, (i) not more than 25% of the total value of the Fund’s total assets may be invested in (a) the securities (other than U.S. government securities or the securities of other regulated investment companies (“RICs”)) of any one issuer, (b) the securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are determined, pursuant to regulations under the Code, to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnerships, and (ii) with respect to 50% of the total value of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

Note on Percentage Limitations. Whenever an investment objective, policy or strategy of a Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid investments. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, a Fund may exceed such percentage limitations from time to time.

Sector Exposure and Industry Limitations. The Funds’ investments could be concentrated in one or more economic sectors. Similarly, it is also possible the Funds will have no exposure to one or more economic sectors. An economic sector refers to a large segment of the general economy and is comprised of multiple industries that operate in that segment. Under the Global Industry Classification Standards (“GICS”), an industry classification system developed by Morgan Stanley Capital International in collaboration with S&P Dow Jones Indices, there are 11 economic sectors that comprise nearly all business activity within the economy, including energy, materials, industrials, consumer discretionary, consumer staples, health care, financials, information technology, real estate, communication services and utilities. Within each economic sector, there are numerous industries and sub-industries. An industry is a group of companies that conduct similar business activities. A Fund will not purchase a security if, as a result, the Fund will have 25% or more of its total assets in a single industry.

The Mid Cap Growth Fund generally will not purchase a security if, as a result, the Fund will have more than the greater of 30% of its total assets or double the weighting of the Russell Midcap® Growth Index in any one sector (as defined by the Index).

Significant exposure to a particular economic sector will present the Funds with special risks associated with that sector. The performance of a particular sector may be vulnerable to general economic conditions, changes in prevailing interest rates, political developments, adverse laws and regulations and their enforcement, social and reputational changes, and the performance of industries and companies within the sector.

Real Estate Investment Trusts. The Funds may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust (that would otherwise be taxed as a regular corporation) which meets certain definitional requirements of the Code. The Code permits a qualifying REIT to deduct its dividend payments from taxable income, thereby effectively eliminating corporate level federal income tax to the extent dividends are paid. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

ETFs, Other Investment Companies and Index-Based Investments. The Funds may invest in securities issued by other investment companies, including mutual funds, ETFs and closed-end funds, to the extent permitted by the 1940 Act and the rules and regulations thereunder. Under the 1940 Act, a fund generally may not acquire (1) more than 3% of the voting stock of any one investment company, (2) securities of an investment company with a value in excess of 5% of the fund’s total assets or (3) securities of all investment companies with a value in excess of 10% of the fund’s total assets. The Funds may purchase shares of unaffiliated money market funds, ETFs and other mutual funds in excess of these limits as permitted by the 1940 Act and the “fund of funds” rules promulgated thereunder, including Rule 12d1-4. The Funds may invest in money market mutual funds when the stock markets are expected to decline or when attractive equity investments are otherwise unavailable. The Funds may acquire ETFs and other investment companies as a means of investing cash temporarily in instruments consistent with a Fund’s investment objective.

ETFs are investment companies that are bought and sold on a securities exchange. Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by an ETF. Investments in index-based investments are subject to the same risks as investments in the securities that comprise the index. Index-based, or “passive”, ETFs acquire and hold either (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index. Accordingly, the market price of index-based investments fluctuates in relation to changes in the value of the underlying portfolio of securities.

Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the ETF’s underlying index, and the value of their shares should, under normal circumstances, closely track the value of the underlying index’s component securities. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while an index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

In connection with their investments in ETF shares or shares of another investment company, the Funds will incur various costs. As a shareholder of another investment company, the Funds would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. Generally, those fees include, but are not limited to, trustees’ fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of an investment company or ETF and, therefore, the shares representing a beneficial interest therein. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. The Funds may also realize capital gains or losses when shares of the other investment company are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.

As a non-principal investment strategy, the Mid Cap Growth Fund, Small/Mid Cap Growth Fund and Equity Opportunity Fund may invest in investment companies or vehicles (such as ETFs) that seek to track the composition and performance of a specific index.

Money Market Instruments. As a non-principal investment strategy, the Funds may invest from time to time in “money market instruments,” a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes, corporate bonds with remaining maturities of 13 months or less and money market funds. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor or Subadvisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund’s net assets at the time of purchase. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time A-1 by S&P, Prime-1 by Moody’s or a similar short-term credit rating by another nationally recognized statistical rating organization. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or Subadvisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund as previously described.

The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Advisor or Subadvisor deems the investment to involve minimal credit risk.

U.S. Government Obligations. As a non-principal investment strategy, the Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), commonly referred to as “Fannie Mae,” General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation (“FHLMC”), commonly referred to as “Freddie Mac,” Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. For instance, securities issued by GNMA are supported by the full faith and credit of the United States, while securities issued by FNMA and FHLMC are supported only by the discretionary authority of the U.S. government. FNMA and FHLMC were placed into a conservatorship in 2008 at the direction of the Federal Housing Finance Agency, an independent regulator, and continue to operate as going concern while in conservatorship.

Borrowings. As a non-principal investment strategy, the Funds may borrow money from banks to the extent allowed (as described below) to meet shareholder redemptions or for other temporary or emergency purposes. Any borrowings by the Funds may not remain outstanding for more than 15 business days. If the securities held by a Fund should decline in value while borrowings are outstanding, a Fund’s net asset value will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the Funds’ net asset value may be subject to greater fluctuation until the borrowing is paid off. The Funds have established a line of credit with U.S. Bank, the Funds’ custodian bank, by which the Fund may borrow money for temporary or emergency purposes. The Fund may pledge assets to secure bank borrowings which are limited to 33 1/3% of the Fund’s total assets. An unsecured line of credit is available to the Fund for any period during which U.S. Bank is an affiliate of the Fund.

Preferred Stocks. As a non-principal investment strategy, the Funds may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. The Funds will limit their investments in preferred stock to no more than 5% of their respective net assets.

Derivatives. The following discussion of options and futures contracts relates to the Funds’ use of derivatives. The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. New laws and regulations may negatively impact the Funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the Funds trade. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC guidance with an updated framework for registered funds’ use of derivatives. The scheduled compliance date for the Derivatives Rule is August 19, 2022. Among other changes, the Derivatives Rule will require funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. However, an exemption from certain requirements is available if a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. A fund that qualifies as a “limited derivatives user” must adopt written policies and procedures that are reasonably designed and tailored to manage the fund’s specific derivatives risks and detail how the fund intends to comply with the 10% limitation. Each Fund, to the extent it invests in derivatives, expects to qualify as a limited derivatives user. As the Funds come into compliance with the Derivatives Rule, the Funds’ asset segregation, asset coverage and other practices discussed below are subject to change.

Options on Securities and Indices. As a principal investment strategy, the Equity Opportunity Fund may purchase and sell (write) put options and call options on securities or indices to hedge its portfolio or to enhance returns. As a non-principal investment strategy, the other Funds may purchase and sell put options and call options for speculative purposes. The Fund will purchase and sell (write) options in standardized contracts listed on securities exchanges. The Fund may also purchase and sell (write) over-the-counter (“OTC”) put options and call options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Purchasing Put and Call Options. The Funds may purchase put options on portfolio securities or indices. By buying a put, a Fund limits the risk of loss from a decline in the market value of the security or index until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security or index, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund’s return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security or index. Prior to its expiration, a purchased put or call option may be sold in a “closing sale transaction” (a sale by a Fund, prior to the exercise of the option that the Fund has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

The aggregate premiums paid for option purchases by a Fund will not exceed 5% of the Fund’s total assets.

Writing Put and Call Options. Writing options may permit the Funds to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.

The Funds may sell put and call options on securities or indices. A Fund will sell call options only if they are “covered.” A call option on a security is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash, cash equivalents or other liquid securities in such amount as required are segregated or “earmarked” on the Fund’s records) upon conversion or exchange of other securities held by the Fund, or by segregating or earmarking cash, cash equivalents or other liquid securities on the Fund’s records. A call option on an index is covered if cash, cash equivalents or other liquid securities equal to the contract value are segregated or earmarked on the Fund’s records. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference in cash, cash equivalents or other liquid securities is segregated or earmarked on the Fund’s records.

A Fund’s obligations under a call option written by the Fund may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period.

By writing a call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding.

If a call option on a security is exercised, a Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

All put options written by a Fund will be “covered.” A put option on a security or an index written by a Fund is “covered” if cash, cash equivalents or other liquid securities are segregated or earmarked on a Fund’s records equal to the exercise price. A put option written by a Fund is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference in cash, cash equivalents or other liquid securities is segregated or earmarked on the Fund’s records.

Effective as of the Compliance Date of the Derivatives Rule, the total exposure for written or sold options (i.e., delta-adjusted aggregate notional value) by a Fund will not exceed 10% of the Fund’s total assets.

Other Risks Associated with Investing in Options. Options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. Investing in options is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date.

Other risks include (i) an imperfect correlation between the change in market value of the securities or indices a Fund holds and the prices of options relating to the securities or indices purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Funds will engage in unlisted OTC options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market will exist for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

Derivatives - Foreign Currency Futures Contracts and Related Options. As a non-principal investment strategy, the International Growth and the Global Growth Funds may purchase or sell foreign currency future contracts, or options thereon. A futures contract is an agreement between two parties to buy or sell a specific amount of an underlying reference instrument (such as a security, currency or commodity) for a specified price on a specified future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security, currency or commodity, or other underlying reference instrument. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso and certain multinational currencies, such as the euro.

Initially, in accordance with the terms of the exchange on which a futures contract is traded, a Fund may be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying foreign currency fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in value of the foreign currencies held by a Fund and the price of related futures contracts and options on futures purchased or sold by the Fund; and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of the Fund to close open futures positions, which could have an adverse impact on the Fund’s ability to hedge.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the foreign currency being hedged, an option may or may not be less risky than ownership of the futures contract or such foreign currency. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The regulation of futures and options in the U.S. is a rapidly changing area of law and is subject to change by governmental or regulatory action.

In connection with a futures transaction, unless the transaction is covered in accordance with the SEC positions, a Fund will segregate or earmark on the Fund’s records cash equal to the entire amount at risk (less margin deposits) on a continuous basis. Each Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the Commodities Futures Trading Commission. In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value. The Advisor on behalf of each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund intends to limit its transactions in futures contracts and related options so that it complies with the 5% Test.

Derivatives - Forward Foreign Currency Exchange Contracts. As a non-principal investment strategy, the International Growth and the Global Growth Funds may engage in forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require a Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, often have deposit or initial margin requirements, and are consummated without payment of any commissions. In order to assure that a Fund’s forward foreign currency exchange contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate or earmark on the Fund’s records liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated.

At or before the maturity of a forward foreign currency exchange contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward foreign currency exchange contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Upon maturity of a forward foreign currency exchange contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward foreign currency exchange contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

A Fund’s ability to dispose of its positions in forward foreign currency exchange contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward foreign currency exchange contracts.

Foreign Securities and ADRs. As a principal investment strategy, the Mid Cap Growth Fund, Small/Mid Cap Growth Fund and Equity Opportunity Fund may each invest up to 15% of its total assets in foreign equity securities including common stocks, ordinary shares and ADRs. As a principal investment strategy, the International Growth Fund and the Global Growth Fund may each invest up to 100% of its total assets in foreign equity securities including common stocks, ordinary shares and ADRs. In determining whether a company is a U.S. or non-U.S. company, the Advisor considers a number of factors, including the company’s jurisdiction of incorporation or organization, the location of the company’s corporate or operational headquarters or principal place of business, the location of the principal trading market for the company’s common stock, the location(s) of a majority of the company’s assets or production of its goods and services, and the locations of the primary sources of the company’s revenues or profits. The Funds may invest in sponsored and unsponsored ADRs. ADRs are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs in which the Funds may invest will be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

While “sponsored” and “unsponsored” ADR programs are similar, there are differences regarding ADR holders’ rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer’s request.

Although the Funds’ investments in foreign companies will primarily consist of companies located in industrialized or developed countries, some foreign companies may be domiciled in or derive substantial revenues from countries in emerging markets, which may be more susceptible to political, social or economic instability in those countries and greater price volatility. As a non-principal investment strategy, the Small/Mid Cap Growth Fund may invest up to 5% of its net assets in equity securities of companies that are domiciled or headquartered in, or derive most of their revenues from, countries in emerging markets.

Illiquid Securities. Each Fund may hold up to 15% of the value of its net assets in illiquid securities. “Illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Securities that are not registered under the federal securities laws and cannot be sold to the U.S. public because of SEC regulations (known as “restricted securities”) generally are regarded as illiquid securities unless the Advisor or Subadvisor determines otherwise. If a Fund should hold more than 15% of its net assets in illiquid securities, the Advisor or Subadvisor will consider appropriate steps under its liquidity risk management program to protect maximum liquidity, including the orderly sale of illiquid securities, and will make notices as required by SEC rules. Please note that a considerable period may elapse between a decision to sell illiquid securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Cash or Similar Investments; Temporary Strategies. As a non-principal investment strategy, under normal market conditions, each Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, money market funds, repurchase agreements, commercial paper, money market instruments or certificates of deposit. In addition, in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Advisor or Subadvisor may invest up to 100% of a Fund’s total assets in such investments. When a Fund takes a temporary position, the Fund may not achieve its investment objective.

Portfolio Turnover. The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives.

Each Fund may sell a portfolio investment soon after its acquisition if the Advisor or Subadvisor believes that such a disposition is consistent with attaining the investment objective of a Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, distributions attributable to such gains will be taxed to Fund shareholders at ordinary income rates for federal income tax purposes. The table below shows the portfolio turnover rate for each Fund for the last two fiscal years.

Portfolio Turnover Rate During Fiscal Years Ended December 31,
	2021	2020
Mid Cap Growth Fund	31%	47%
Small/Mid Cap Growth Fund	50%	65%
Equity Opportunity Fund	67%(1)	61%
International Growth Fund	14%	31%
Global Growth Fund	13%	24%
(1)    The cost of purchases and proceeds from sales of securities that were incurred by the Fund subsequent to Greenhouse’s appointment as subadvisor to the Baird Equity Opportunity Fund that related to the alignment of the Fund’s portfolio with Greenhouse’s investment style are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 189% for the year ended December 31, 2021.

INVESTMENT OBJECTIVES AND LIMITATIONS

Investment Objectives

The investment objective of a Fund cannot be changed without shareholder approval, which requires the approval of a “majority of the Fund’s outstanding voting securities,” as defined below.

Fundamental Investment Limitations

The Funds are subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund means the lesser of (1) 67% or more of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each of the Mid Cap Growth Fund, Small/Mid Cap Growth Fund, International Growth Fund and Global Growth Fund:

1.May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Equity Opportunity Fund:

1.May not, with respect to 50% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and the securities of other regulated investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Each Fund:

1.May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.

2.May not issue senior securities, except as permitted under the 1940 Act.

3.May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

4.May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5.May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

6.(For the Mid Cap Growth, Equity Opportunity, International Growth and Global Growth Funds): May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. (For the Small/Mid Cap Growth Fund): May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry or group of related industries.

7.May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

With respect to Fundamental Investment Limitation No. 2, “any longer permissible period” means any longer period authorized by the SEC in accordance with Section 18(f)(1) of the 1940 Act and “applicable laws” means the 1940 Act, any rule, regulation or exemptive order thereunder or SEC staff interpretation thereof.

Under the 1940 Act, in addition to borrowing from banks, the Funds may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes. The Funds do not intend to borrow from parties other than banks.

With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act as currently in effect as of the date of this SAI, such derivative transactions will not be deemed “senior securities” if a Fund segregates or earmarks assets on a Fund’s records or otherwise cover their obligations to limit a Fund’s risk of loss, such as through offsetting positions. Following an implementation period, the Derivatives Rule will replace existing SEC guidance with an updated framework for registered funds’ use of derivatives. Pursuant to the Derivatives Rule, the Fund’s segregation or earmarking procedures described in this SAI may change.

With respect to Fundamental Investment Limitation No. 7, the Advisor or Subadvisor determines industry classifications for a Fund in accordance with the Global Industry Classification Standards, an industry classification system developed by Morgan Stanley Capital International in collaboration with S&P Dow Jones Indices, or other classification sources maintained and developed by third parties. In the absence of such classification, or if the Advisor or Subadvisor determines in good faith based on its own analysis that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Advisor or Subadvisor may classify an issuer accordingly. Thus, the composition of an industry may change from time to time. A Fund may be concentrated in a sector but will not be concentrated in any industry. For purposes of Fundamental Investment Limitation No. 7, investment companies are not considered to be part of any industry and, to the extent a Fund invests its assets in underlying investment companies, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of industries through its investment in one or more underlying investment companies. There is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions even though the proceeds from the sale of those instruments by such governmental authorities may be used to fund projects in particular industries.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

Non-Fundamental Investment Limitations

The following are the Funds’ non-fundamental operating policies, which may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

1.Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

4.Make any loans, other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) repurchase agreements.

5.Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls.

6.Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least a 60-day notice; provided that this limitation does not apply to the International Growth Fund or the Global Growth Fund.

Each Fund’s non-fundamental investment policies listed above may be changed with the approval of the Board. Unless noted otherwise, if a percentage restriction set forth in the Funds’ Prospectus or this SAI is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

For purposes of each Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

NET ASSET VALUE

Shares of the Funds are sold on a continual basis at the NAV next computed following receipt of an order in proper form by a dealer, the Funds’ distributor, Robert W. Baird & Co. Incorporated (the “Distributor”), or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). Shares of the Funds may be purchased or redeemed only on days the New York Stock Exchange (“NYSE”) is open.

The NAV per share for each class of shares of a Fund is determined as of the close of regular trading on the NYSE (normally, 3:00 p.m., Central time), Monday through Friday, except on days the NYSE is not open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Consistent with industry practice, the NAV per share of a Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class. The result, rounded to the nearest cent (two decimal places), is the NAV per share. As is the case for all mutual funds, rounding the NAV to the nearest cent (two decimal places) may impact each share Class’s NAV. The results of rounding, including performance results, may be more pronounced when there are large purchases or redemptions from either share Class. When determining NAV, expenses are accrued and applied daily.

The Board has adopted Pricing and Valuation Committee Procedures (“Pricing Procedures”), which specify how a Fund’s investments are to be valued when calculating the Fund’s NAV. The Board has delegated responsibility for daily pricing of the Funds’ investments to the Advisor. The Funds’ accounting agent calculates the daily NAV for each Fund.

Each Fund’s portfolio investments are generally valued using pricing information provided by a primary independent pricing service. If pricing information is not available from the primary pricing service, pricing information from an approved secondary independent pricing service or another source set forth in the Pricing Procedures may be used. Should pricing information not be available from a primary or secondary pricing service or another permitted source, the investment will be priced at its “fair value” as determined by the Valuation Committee of the Advisor, subject to the ultimate supervision of the Board.
Equity securities, including ETFs and closed-end funds, that are listed on a U.S. securities exchange are generally valued at the last sale price or official closing price at the close of that exchange. If, on a particular day, an exchange-listed security does not trade, then the security will be valued at the average of the most recent bid and asked prices. Over-the-counter equity securities for which reliable quotations are available are valued at the average of the most recent bid and asked prices.
Foreign equity securities listed on a foreign exchange are generally valued at the last sale price on the exchange on which the security is primarily traded at the time of the close of the NYSE. For securities traded in certain countries, market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and asked prices. Listed foreign equity securities not traded on a particular day are generally valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise, the security will be priced at fair value by the Valuation Committee. Non-exchange traded foreign equity and debt securities are generally priced on the basis of valuations provided by the pricing service or at the mean between the bid and asked quotes. If no such quotations are available, the security will be priced at fair value by the Valuation Committee. When pricing foreign equity securities held by the International Growth Fund and Global Growth Fund that are traded on markets that have closed prior to the U.S. markets, an evaluated adjustment factor provided by the fair value pricing service approved by the Board will generally be applied to the prices of such securities. The use of an evaluated adjustment factor in such instances is intended to price each such security at its fair value at the time a Fund calculates its NAV by estimating the impact of market fluctuation or movement on a security’s value if its local market were still open for trading alongside the U.S. markets. The fair value pricing service utilizes statistical data based on historical performance of securities, markets and other data in developing the evaluated adjustment factors used to estimate the fair value of a security. An evaluated adjustment factor will not be applied to securities primarily traded on markets that are open at the same time as U.S. equity markets are open, or when a reliable evaluated adjustment factor is unavailable.
Shares of mutual funds that are quoted on Nasdaq are generally valued at their last calculated NAV. If a mutual fund is not quoted on Nasdaq, the mutual fund’s value will be determined by obtaining the NAV last calculated by the mutual fund, unless the Advisor does not believe such NAV is a fair value, in which case the mutual fund will be priced at fair value by the Valuation Committee.
Debt obligations are generally valued using evaluated bid prices provided by the primary pricing service. To calculate an evaluated price, a pricing service uses various market inputs such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, comparable securities, bids, offers and reference data, as well as market indicators, and issuer, industry and economic events. If the primary pricing service does not price a particular debt obligation, a Fund may use an evaluated price provided by a secondary pricing service. If a secondary pricing service does not price a particular debt obligation, the Advisor may obtain and use a valuation from a dealer who was the underwriter for the issuance or who makes a market in that debt obligation or similar debt obligations. If the Advisor cannot obtain a price provided by such a dealer, the debt obligation will generally be priced at fair value by the Valuation Committee. Debt obligations purchased with a remaining maturity of 60 days or less are valued at market prices as described above, unless an evaluated price is not available from a pricing service, in which case such debt obligation is valued at acquisition cost, plus or minus any amortized discount or premium

(“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the debt obligation, the debt obligation is priced at fair value by the Valuation Committee. In prescribed circumstances, such as for new issues of debt obligations or when a pricing service ceases pricing a debt obligation, the Advisor may use other methods to value Fund investments, such as obtaining a valuation from an underwriter or dealer.
Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.
Other securities or assets held by a Fund are generally valued using prices quoted by the exchange on which they are traded or using other applicable market quotations, unless such information is not available, in which event they will be priced at fair value by the Valuation Committee.
If pricing information is not readily available from a pricing service or another permitted source, or if the Advisor deems the pricing information to not represent “fair value” of the investment, the investment will be priced at its “fair value” as determined by the Valuation Committee, subject to the ultimate supervision of the Board. In determining fair value of a Fund’s investment, the Valuation Committee applies valuation methods approved by the Board and takes into account relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, during periods of market volatility or illiquidity, the prices determined for any individual investment on any given day may vary significantly from the amount that can be obtained in an actual sale of that investment, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.
On December 3 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act and permits a fund’s board to delegate fair valuation determinations to the fund’s investment adviser, subject to board oversight and certain reporting requirements. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The Funds will not be required to comply with Rule 2a-5 until September 8, 2022. The Funds and the Advisor are evaluating the impact of Rule 2a-5 on the Funds’ valuation policies.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE (normally, 3:00 p.m., Central time), and at other times, may not be reflected in the calculation of NAV of the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Fees for Certain Shareholder Services. Broker-dealers and other financial intermediaries may be paid by the Advisor or the Distributor for advertising, distribution or shareholder services. These payments may be in addition to any amounts paid by the Funds under the distribution and shareholder servicing plan adopted by the Board (see “Distribution Plan,” below) or any amounts paid by the Funds for sub-transfer agency or other administrative services. Depending on the terms of the particular account, broker-dealers and other financial intermediaries also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. The intermediaries are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Suspension of Redemption Right. Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Redemption in Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that, with respect to redemptions which the Company has the right to satisfy in assets other than cash, each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the NAV of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash. If so requested by a redeeming shareholder and subject to the Fund’s approval, redemptions in-kind may be made entirely in securities. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.

Involuntary Redemptions. In addition to the situations described in the Funds’ Prospectus under “General Transaction Policies,” a Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus.

Exchange and Conversion Privileges. By use of the exchange or conversion privileges, shareholders authorize the Transfer Agent to act on exchange or conversion instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder’s registered representative or account representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding. The exchange or conversion privileges may be modified or terminated at any time upon notice to shareholders.

With respect to exchanges, shares in the Baird Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt and such redemption will result in a taxable capital gain or loss for federal income tax purposes unless the shares are held by a tax‑exempt investor or are held in a tax‑deferred or other tax-advantaged arrangement such as a 401(k) plan or IRA. Shares of the new Fund into which the shareholder is investing will be purchased at the NAV per share next determined after acceptance of the request by the Fund’s Transfer Agent in accordance with the policies for accepting investments. Conversions will be executed on the basis of the relative NAV of the shares converted. A conversion from shares of one class to shares of a different class within the same Baird Fund is generally not a taxable transaction for federal income tax purposes. Exchanges and conversions of shares will be available only in states where they may legally be made.

Automatic Investment Plan. The Investor Class and Institutional Class shares of each Fund offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount from the shareholder’s account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated

Clearing House. No service fee is currently charged by a Fund for participation in the Automatic Investment Plan.

The Automatic Investment Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

Systematic Withdrawal Plan. The Investor Class and Institutional Class of each Fund offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current NAV at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

In-Kind Payments. Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Funds (toll-free) at 1-866-442-2473. In connection with an in‑kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. You may realize a taxable capital gain or loss on the contributed securities at the time of the in-kind securities payment.

Individual Retirement Accounts. The Company has a plan (the “Traditional IRA”) available for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving. For contributions made for tax years beginning after December 31, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019 repeals the prohibition on contributions to a traditional IRA by an individual who has attained age 70 ½.

The Company also has available a Roth Individual Retirement Account (the “Roth IRA”) for retirement saving for use by individuals with earned income. For 2022, a single individual with modified adjusted gross income of less than $144,000 may contribute to a Roth IRA (for married couples filing jointly, the 2022 modified adjusted gross income limit is $214,000), and contributions may be made even after the Roth IRA owner has attained age 70 ½, as long as the account owner has earned income.

The Company permits certain employers (including self-employed individuals) to make contributions to employees’ Traditional IRAs if the employer establishes a Simplified Employee Pension (“SEP”) plan.

Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only). The Company also has available a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). If an employer establishes a SIMPLE IRA Plan, contributions under the SIMPLE IRA Plan are made to eligible employees’ SIMPLE Individual Retirement Accounts (“SIMPLE IRAs”). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee’s salary reduction contributions, up to a limit of 3% of the employee’s eligible compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee’s eligible compensation.

In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and net capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting the Funds (toll-free) at 1-866-442-2473. The complete plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The Company’s Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of sixteen series (five of which are listed below) (each, a “series” or “Fund”). Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a “Class”) and consists of the number of shares set forth next to its Fund name in the table below:

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series

Investor Class	Mid Cap Growth Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Small/Mid Cap Growth Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Equity Opportunity Fund	Indefinite
Institutional Class		Indefinite

Investor Class	International Growth Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Global Growth Fund	Indefinite
Institutional Class		Indefinite

On December 13, 2021, the Baird Small/Mid Cap Value Fund reorganized into the Equity Opportunity Fund.

The remaining series of common stock representing currently outstanding interests in 11 other investment portfolios of the Company are described in separate SAIs. One of these investment portfolios, the Baird Long-Term Credit Bond Fund, is not currently being offered for sale. The Board may classify or reclassify any particular class of shares into one or more additional series or classes. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in distributions of net investment income and net capital gains by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the distribution and shareholder servicing plan (see “Distribution Plan,” below).

ADDITIONAL INFORMATION CONCERNING TAXES

Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your tax adviser before investing.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code and to distribute its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. However, if a Fund were to fail to qualify as a regulated investment company and were unable to obtain relief from such failure: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a regular corporation, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders could be eligible for qualified dividend income treatment if available. This double taxation would increase the cost of investing in a Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, such Fund will be eligible to, and may, file an election with the Internal Revenue Service (“IRS”) that would enable such Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by such Fund to foreign countries and U.S. possessions. Pursuant to the election, such Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by such Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholders sell, exchange or redeem such shares. These requirements do not apply to shares held through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares of a Fund during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, a Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by a Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Capital Loss Carryovers

To the extent that a Fund realizes future net capital gains, those gains can be offset by any unused capital loss carryovers, to the extent permitted under the Code, which may in turn decrease the amount of taxable distributions made by the Fund. At December 31, 2021, there were no accumulated net realized capital loss carryovers without expiration for the Funds. During the year ended December 31, 2021, the Equity Opportunity Fund, International Growth Fund, and Global Growth Fund utilized $399,158, $3,112,101, and $931,567 of long-term capital loss carryovers, respectively. During the year ended December 31, 2021, the Equity Opportunity Fund utilized $1,713,951 of short-term capital loss carryovers.

If a Fund incurs net capital losses in future taxable years, those losses will be carried forward to one or more subsequent taxable years without expiration until used in their entirety, and the losses will retain their character as either short-term or long-term.

MANAGEMENT OF THE COMPANY

Under the laws of the State of Wisconsin, the business and affairs of the Company (including the Funds) are managed under the direction of the Board. The Board is responsible for acting on behalf of the shareholders.

The Company does not normally hold shareholders’ meetings except when required by the 1940 Act or the Wisconsin Business Corporation Law (WBCL). Under the 1940 Act, shareholder meetings are required to vote on director nominees, to approve an investment advisory agreement and to change fundamental investment policies. Under the Company’s By-Laws, the Company is not required to hold an annual meeting in any year in which the 1940 Act does not require a shareholder vote to elect directors, approve the Company’s investment advisory agreement, ratify the independent auditors or approve the Company’s distribution agreement.

Board Leadership Structure

The Board is comprised of six Independent Directors – John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Frederick P. Stratton, Jr. and Marlyn J. Spear. Ms. Spear serves as Chair of the Board. The Board has established two standing committees – the Audit Committee and the Nominating Committee. Mr. Feldt, an Independent Director, serves as the Chair of the Audit Committee. Mr. Stratton, an Independent Director, serves as the Chair of the Nominating Committee. The Audit Committee and the Nominating Committee are each comprised entirely of Independent Directors. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the Nominating Committee select and nominate all candidates for Independent Director positions.

Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Director Qualifications,” below. The Board reviews its leadership structure regularly. The Board believes that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board’s role is one of oversight rather than management. The Board’s committee structure assists with this oversight function. The Board’s oversight extends to the Funds’ risk management processes. Those processes are overseen by Fund officers, including the President, Treasurer, Secretary and Chief

Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

The Advisor reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Company as a whole. The Advisor reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds. The Advisor also oversees the risk management policies adopted by the Subadvisor.

The Board has appointed the CCO who meets quarterly in executive session with the Directors and participates in the Board’s regular meetings. In addition, the CCO presents an annual report to the Board regarding the operation of the Funds’ compliance policies and procedures and those of the Funds’ principal service providers. The CCO, together with the other Fund officers, regularly discusses risk issues affecting the Company during Board meetings. The CCO also provides updates to the Board on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or representatives of the Advisor’s legal department report to the Board in the event any significant risk issues arise in between Board meetings.

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table. Each officer and Director holds the same positions with the Company and each Fund. The following table presents information about each Director of the Company.

Name, Address and Age (as of 1/1/22)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors
John W. Feldt c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 79	Audit Committee Chair and Independent Director	Indefinite; Since September 2000	Retired.	15	Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).
Darren R. Jackson c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 57	Independent Director	Indefinite; Since November 2018	Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).	15	Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

Name, Address and Age (as of 1/1/22)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors
David J. Lubar 833 E. Michigan Street Suite 1500 Milwaukee, WI 53202 Age: 67	Independent Director	Indefinite; Since November 2021	President and CEO, Lubar & Co. Incorporated, a private investment firm (1983-present).	15	Director of Hallador Energy Company, since 2018.
Cory L. Nettles Generation Growth Capital, Inc. 111 East Kilbourn Ave Suite 2800 Milwaukee, WI 53202 Age: 51	Independent Director	Indefinite; Since January 2008	Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).	15	Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc‑Corp, since 2013.
Marlyn J. Spear, CFA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 68	Chair of the Board and Independent Director	Indefinite; Since January 2008	Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).	15	Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).
Frederick P. Stratton, Jr. c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 82	Nominating Committee Chair and Independent Director	Indefinite; Since May 2004	Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, (2003-2020).	15	Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Name, Address and Age (as of 1/1/22)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Mary Ellen Stanek 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 65	President	Re‑elected by Board annually; Since September 2000	Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; sole Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor since March 2000.

Name, Address and Age (as of 1/1/22)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Charles B. Groeschell 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 68	Vice President	Re‑elected by Board annually; Since January 2010	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.
Angela M. Palmer 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 49	Chief Compliance Officer and AML Compliance Officer	Re‑elected by Board annually; Since March 2014	Chief Compliance Officer, the Advisor, since March 2014; Anti‑Money Laundering Compliance Officer since May 2015; Director, the Advisor since July 2014.
Dustin J. Hutter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 45	Treasurer	Re‑elected by Board annually; Since April 2021	Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015 - August 2017).
Charles M. Weber 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 58	Secretary	Re‑elected by Board annually; Since September 2005	Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.
Peter J. Hammond 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 58	Vice President	Re‑elected by Board annually; Since August 2012	Managing Director, the Advisor, since January 2016.
Mandy L. Hess 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 52	Assistant Treasurer	Re-elected by Board annually; Since April 2021	Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005 - July 2019).

Andrew D. Ketter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 47	Assistant Secretary	Re‑elected by Board annually; Since February 2011	Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Director of the Company.

John W. Feldt. Mr. Feldt has served as a Director of the Company since September 2000 and is Chair of the Audit Committee. Mr. Feldt has been designated as an “audit committee financial expert.” He served as an independent director of Thompson Plumb Funds, Inc., a mutual fund complex with three portfolios, from 1987 to 2018. He also served as an independent trustee of Nakoma Mutual Funds, a mutual fund complex with one portfolio, from March 2006 to November 2011. While employed with the University of Wisconsin Foundation, Mr. Feldt served as Senior Vice President‑Finance from 1985 to 2006, as Vice President‑Finance from 1980 to 1985 and as Associate Director from 1967 to 1980. Through his experience as a director and trustee of mutual funds and his business experience, Mr. Feldt is experienced with financial, accounting, regulatory and investment matters.

Darren R. Jackson.  Mr. Jackson has served as a Director of the Company since November 15, 2018. Mr. Jackson has been designated as an “audit committee financial expert.” Mr. Jackson served as a director and CEO of Advance Auto Parts, Inc. from 2008 to 2016. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Best Buy Co., Inc. and held various senior positions with Nordstrom Full Line Department Stores, Inc. and Carson Pirie Scott & Company. Mr. Jackson began his career at KPMG LLP. Mr. Jackson has previous and current public company directorship experience and also currently serves on the boards of one private company as well as several non-profit organizations. Mr. Jackson brings significant audit, financial reporting, business and directorship experience to the Board.

David J. Lubar. Mr. Lubar has served as a Director of the Company since November 2021 and previously served as a Director of the Company in 2018. Mr. Lubar has been designated as an “audit committee financial expert.” He serves as President, CEO and Director of Lubar & Co., a private investment firm. He began his career in 1977 at Norwest Bank (n/k/a Wells Fargo Bank), where he spent six years in commercial and correspondent banking. Mr. Lubar joined Lubar & Co. in 1983. He serves on the board of directors of Hallador Energy Company and Ixonia Bancshares as well as the Milwaukee Brewers and several other private companies. He also serves in many community leadership positions throughout the Milwaukee area. Through his board, investment and business experience, Mr. Lubar is experienced with financial, accounting, regulatory and investment matters.

Cory L. Nettles. Mr. Nettles has served as a Director of the Company since January 2008. He serves as an independent director of Weyco Group, Inc., a men’s footwear distributor, and Associated Banc‑Corp. He previously served as a director of The PrivateBank, a financial institution, from January 2007 to October 2010. Mr. Nettles has served as Managing Director of Generation Growth Capital, Inc., a private equity fund, since 2007. He was Of Counsel at Quarles & Brady LLP, a law firm, from 2005 to 2016. Mr. Nettles served as Secretary of the Wisconsin Department of Commerce from 2003 to 2005. Through his experience with investment funds and public companies, his employment experience and his legal training and practice, Mr. Nettles is experienced with financial, accounting, legal, regulatory and investment matters.

Frederick P. Stratton, Jr. Mr. Stratton has served as a Director of the Company since May 2004 and is Chair of the Nominating Committee. Mr. Stratton has been designated as an “audit committee financial expert.” He also serves as an independent director of Weyco Group, Inc., a men’s footwear distributor. He served as an independent director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC from 1987 to 2012. Mr. Stratton has served as Chairman Emeritus of Briggs & Stratton Corporation, a manufacturing company, from 2003 to 2020. At Briggs & Stratton Corporation, he also served as Chairman from 2001 to 2002 and Chairman and CEO from 1986 to 2001. While at Briggs & Stratton Corporation, Mr. Stratton had management responsibilities for the company’s retirement trust assets. In addition, prior to joining Briggs & Stratton Corporation, he spent eight years as an investment analyst and was a CFA charterholder. Through his board experience with mutual funds and public companies and his business experience, Mr. Stratton is experienced with financial, accounting, regulatory and investment matters.

Marlyn J. Spear, CFA. Ms. Spear has served as a Director of the Company since January 2008 and is Chair of the Board. She previously served as Chair of the Audit Committee from 2014 to 2018. Ms. Spear has been designated as an “audit committee financial expert.” She served as Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex with one portfolio, from 1995 to 2018 and served as Chief Investment Officer of the Building Trades United Pension Trust Fund from 1989 to 2017. She served as Investment Officer of Northwestern Mutual Financial Network from 1988 to 1989, as Assistant Vice President of Firstar Trust Company from 1978 to 1987 and as Financial Analyst of Harco Holdings, Inc. from 1976 to 1978. Ms. Spear has earned the Chartered Financial Analyst designation. Through her experience as a director and trustee of mutual funds and her business experience, Ms. Spear is experienced with financial, accounting, regulatory and investment matters.

Board Committees

The Board has two standing committees — an Audit Committee and a Nominating Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi‑annually. During the fiscal year ended December 31, 2021, the Audit Committee met two times. John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Frederick P. Stratton, Jr. and Marlyn J. Spear, all of whom are Independent Directors, comprise the Audit Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary. During the fiscal year ended December 31, 2021, the Nominating Committee met two times. John W. Feldt, Darren R. Jackson, David J. Lubar, Cory L. Nettles, Frederick P. Stratton, Jr. and Marlyn J. Spear, each of whom is an Independent Director, comprise the Nominating Committee. The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a Director nominee may do so by submitting the appropriate information about the candidate to the Company’s Secretary.

A Valuation Committee, which is not comprised of members of the Board, was established by the Board. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities and other investments of the Funds when market prices are not readily available or are deemed to be inaccurate or prices are not otherwise provided by a third-party pricing service approved by the Board or an independent dealer, after considering all relevant factors. The Valuation Committee’s fair value determinations are subsequently reported to the Board. The Valuation Committee generally meets quarterly and as necessary when a price is not readily available. During the fiscal year ended December 31, 2021, the Valuation Committee met eight times with respect to the Funds.

Board Compensation

Effective January 1, 2022, each Director receives an annual retainer of $175,000, plus $12,000 per Board meeting attended ($6,000 per meeting attended by telephone or other electronic means). In addition, each Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive additional compensation for committee meetings attended. Ms. Spear receives an additional $15,000 in annual compensation in recognition of her service as Chair of the Board. Officers of the Funds receive no compensation or expense reimbursement from the Company or the Advisor for serving in such capacity, except that the Advisor pays compensation to Angela M. Palmer for her services as Chief Compliance Officer of the Funds.

Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses. For the fiscal year ended December 31, 2021, each Director received an annual retainer of $125,000 plus $12,500 per Board meeting attended, and the Directors received the following compensation from the Funds and other series of the Company:

Name of Director	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)
John W. Feldt	$13,333	$0	$0	$200,000
Darren R. Jackson	$13,333	$0	$0	$200,000
David J. Lubar(2)	$2,917	$0	$0	$43,750
Marlyn J. Spear	$13,333	$0	$0	$200,000
Frederick P. Stratton, Jr.	$13,333	$0	$0	$200,000
Cory L. Nettles	$13,333	$0	$0	$200,000
(1)During fiscal 2021, compensation received by the Directors for overseeing the five Funds discussed in this SAI totaled $66,665 each for Marlyn J. Spear, John W. Feldt, Frederick P. Stratton, Jr., Darren R. Jackson, and Cory L.Nettles..
(2)David J. Lubar was elected to the Board in November 2021 and, for the period ended December 31, 2021, received $14,585 in compensation for overseeing the five Funds discussed in this SAI.

Board Ownership of the Funds

As of December 31, 2021, none of the Independent Directors of the Funds owned securities beneficially or of record in the Advisor, Distributor or any of its affiliates. As of December 31, 2021, the Directors beneficially owned the following amounts (by dollar range) in the Fund Complex (Note: the Directors only own Institutional Class shares):

Name of Fund	John W. Feldt	Darren R. Jackson	David J. Lubar	Marlyn J. Spear	Frederick P. Stratton, Jr.	Cory L. Nettles

Mid Cap Growth Fund	Over $100,000	None	None	$10,001 - $50,000	Over $100,000	Over $100,000

Small/Mid Cap Growth Fund	Over $100,000	None	None	None	None	None

Equity Opportunity Fund	Over $100,000	None	None	None	Over $100,000	None

International Growth Fund	None	None	None	None	Over $100,000	$50,001 - $100,000

Global Growth Fund	Over $100,000	None	None	$10,001 - $50,000	$10,001 - $50,000	Over $100,000

Name of Fund	John W. Feldt	Darren R. Jackson	David J. Lubar	Marlyn J. Spear	Frederick P. Stratton, Jr.	Cory L. Nettles
Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of a Fund or who acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of a Fund. As of March 31, 2022, the Advisor, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan and the Baird Non-Qualified Compensation Plan, and the Baird Foundation, an entity related to the Advisor, on a combined basis, owned a controlling ownership in the Baird Equity Opportunity Fund (a combined ownership of 67%).

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a class of a Fund. As of April 1, 2022, the following shareholders are known by the Funds to own of record or to beneficially own 5% or more of the outstanding shares of a class of a Fund:

Mid Cap Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Institutional	24.50%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	13.60%	Record	N/A	N/A
Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Institutional	8.60%	Record	N/A	N/A

Mid Cap Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Attn NPO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Institutional	5.84%	Record	N/A	N/A
Saxon & Co P.O. Box 94597 Cleveland, OH 44101-4597	Institutional	5.37%	Record	N/A	N/A
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Investor	42.45%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	19.10%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Investor	11.50%	Record	N/A	N/A
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Investor	10.20%	Record	N/A	N/A

Small/Mid Cap Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Baird Profit Sharing and Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	14.81%	Record	N/A	N/A
Attn NPO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Institutional	14.78%	Record	N/A	N/A

Small/Mid Cap Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
James S. Hyde & Dorothy K. Hyde JT TEN WROS c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	67.90%	Beneficial	N/A	N/A
Keybank NA Restricted PRJ IRAT PRI USD P.O. Box 94871 Cleveland, OH 44101-4871	Investor	5.91%	Record	N/A	N/A

Equity Opportunity Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Robert W. Baird & Company, Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	35.71%	Record	Baird Holding Company	WI
Baird Profit Sharing and Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	32.18%	Record	Baird Holding Company	WI
Attn NPIO Trade Desk DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	32.18%	Record	The Principal Financial Group	DE
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	27.05%	Beneficial	Baird Holding Company	WI
Baird Non-Qualified Compensation Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	7.76%	Record	N/A	N/A
Reik Read TOD Per Beneficiary Designation U/A DTD 01/22/2020 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	100%	Beneficial	N/A	N/A

International Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Northern TR CO CUST FBO Strada Education NTWRK INC TR P.O. Box 92956 Chicago, IL 60675-2956	Institutional	10.83%	Beneficial	N/A	N/A
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Institutional	10.11%	Record	N/A	N/A
Baird Profit Sharing and Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	5.89%	Record	Baird Holding Company	WI
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	5.88%	Record	N/A	N/A
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Investor	43.24%	Record	TD Ameritrade Clearing, Inc.	NE
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	21.46%	Record	The Charles Schwab Corporation	DE
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	Investor	8.50%	Beneficial	N/A	N/A

Global Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	9.36%	Record	N/A	N/A
Baird Profit Sharing and Savings Plan c/o Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	9.36%	Record	N/A	N/A

Global Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	5.14%	Beneficial	N/A	N/A
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Investor	21.30%	Record	TD Ameritrade Clearing, Inc.	NE
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	16.82%	Record	N/A	N/A
Mary Elizabeth Miller POA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	11.62%	Beneficial	N/A	N/A

As of March 31, 2022, the officers and Directors of the Company did not own any Investor Class shares of any Fund and beneficially owned (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of the outstanding Institutional Class shares of the Mid Cap Growth Fund, Small/Mid Cap Growth Fund, Global Growth Fund and International Growth Fund and owned 3.03% of the outstanding Institutional Class shares of the Equity Opportunity Fund.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund, with the exception of the Equity Opportunity Fund. Subject to the general supervision of the Board and the Advisor, the Subadvisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Equity Opportunity Fund.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over-the-counter market in exchange for negotiated brokerage commissions. Accordingly, the cost of transactions may vary among different brokers. With respect to over-the-counter transactions, the Advisor or Subadvisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor or Subadvisor, in its sole discretion, believes such practice to be in a Fund’s interests. The Funds may also participate in exchange offers directly with the issuers of securities pursuant to which a Fund will receive new securities and, if applicable, additional compensation in exchange for eligible securities held by the Funds.  Issuer exchange offers may be subject to risks of settlement delays and counterparty risks, among other risks applicable to the particular security being acquired.

The investment advisory or sub-advisory agreement between the Company and the Advisor or Subadvisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor or Subadvisor, will seek to obtain the most favorable prices and at reasonable commission rates. In assessing the best overall terms available for any transaction, the Advisor or Subadvisor, shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the advisory agreement authorizes the Advisor or Subadvisor to cause the Funds to pay commissions for research and brokerage services, a practice commonly referred to as “soft dollars.” The Advisor and Subadvisor have each adopted a soft dollar policy requiring it to undertake an analysis to determine whether a research product or service falls within the Section 28(e) safe harbor. First, the Advisor or Subadvisor must determine whether the product or service constitutes eligible research services under Section 28(e). Second, the Advisor or Subadvisor must determine whether the product or service actually provides lawful and appropriate assistance in the performance of the Advisor or Subadvisor’s investment decision-making responsibilities. Third, the Advisor or Subadvisor must make a good faith determination that the amount of the commissions paid by the Funds and other clients of the Advisor or Subadvisor is reasonable in light of the value of the research and brokerage products and services provided by the broker-dealer effecting the transaction.

The types of research services that generally are considered eligible under Section 28(e) and that provide lawful and appropriate assistance to the Advisor or Subadvisor in performing their investment decision-making responsibilities may consist of advice, either directly or through publications or writings, as to the value of securities or the advisability of purchasing or selling securities; or analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, as well as political factors and other topics related to securities and financial markets. Typical items that qualify as eligible research include: research reports analyzing the historical or prospective performance of a particular company or stock; discussions with research analysts regarding the advisability of investing in securities; meetings with corporate executives arranged by a broker-dealer to obtain oral reports on the performance of a company; seminars and conferences to the extent they provide substantive content relating to issuers, industries or securities; portfolio analysis software; financial, trade, industry and investment-related publications marketed to a narrow audience; and market, economic, political, company-specific and other data providing substantive content. The research services may be proprietary research offered by the broker or dealer executing a trade or research offered by third parties through the executing broker or dealer. The Advisor and Subadvisor have determined that all of the research products and services purchased through the use of commissions paid out of the Funds’ and other clients’ accounts constitute eligible research services under Section 28(e), and provide lawful and appropriate assistance to the Advisor or Subadvisor, in the performance of its investment decision-making responsibilities with respect to those accounts.

The table below shows aggregate total commissions paid by each Fund to broker-dealers that provided research services to the Advisor and Subadvisor, as applicable, for the year ended December 31, 2021 and the aggregate total principal value of those transactions.

Fund	Aggregate Total Research Commissions Paid to Broker-Dealers	Aggregate Total Principal Value of Research Transactions
Mid Cap Growth Fund	$421,626	$1,715,299,267
Small/Mid Cap Growth Fund	$71,546	$197,253,951
Equity Opportunity Fund*	$120,719	$106,794,848
Chautauqua International Growth Fund	$141,802	$229,437,132
Chautauqua Global Growth Fund	$78,580	$204,065,840
* Information in the table for the Equity Opportunity Fund relates to commissions on trades placed by the Advisor for the period January 1, 2021 through December 11, 2021 and commissions on trades placed by the Subadvisor for the period December 12, 2021 to December 31, 2021.

Some broker-dealers indicate the amount of commissions they expect to receive in exchange for the provision of a particular research service. Although the Advisor and Subadvisor do not agree to direct a specific amount of commissions to a firm in that circumstance, it maintains internal procedures (described in the paragraphs below) to identify the broker-dealers that provide the Advisor or Subadvisor with research services and the value of those research services, and seek to direct sufficient commissions to ensure the continued receipt of research services they feel are valuable.

The Advisor and Subadvisor seek to allocate brokerage commissions to broker-dealers in a way that, in the Advisor or Subadvisor’s judgment, reflects the quality and consistency of service provided by broker-dealers and research service providers. At the beginning of each year, a commission budget is established by the Advisor. The Advisor’s investment professionals then jointly determine which broker-dealers will be eligible to execute client transactions and establish a target commission amount for each such broker-dealer based upon the total commission budget. The Advisor or Subadvisor’s investment professionals periodically conduct broker evaluations or broker votes to assist in evaluating the research and execution services received from each broker-dealer. The Advisor investment professionals generally take into consideration the following criteria: execution quality, trade errors, quality of research, and access to analysts and company management. The Advisor then makes adjustments to target commission amounts, if any, and adds or removes broker-dealers based upon the voting results. The Advisor managed account trading desk takes the commission budget and voting into consideration, as part of the Advisor obligation to seek best execution, when selecting broker-dealers to execute portfolio transactions for the Funds and the Advisor other clients. To the extent more than one broker-dealer is considered capable of providing best execution for a particular transaction, the Advisor may direct the transaction to a broker-dealer based upon the target commission amounts then in effect. In seeking best execution for the Equity Opportunity Fund, the Subadvisor considers the full range of the broker’s services, including the value of research provided and execution capability, commission rate, financial responsibility and responsiveness.

Supplementary research information received from broker-dealers or research providers is in addition to, and not in lieu of, services required to be performed by the Advisor or Subadvisor and does not reduce the advisory fees payable to them by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor or Subadvisor, in servicing all of the firm’s accounts; not all of such services may be used by the Advisor or Subadvisor in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s). Additionally, a Fund may pay a higher brokerage commission to brokers than might be charged by a different broker, in recognition of the value of the research or services received.

Brokerage may not be allocated based on the sale of Fund shares. The Board, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor or Subadvisor, or an affiliated person of the Advisor or Subadvisor (as such term is defined in the 1940 Act), acting as principal. However, pursuant to SEC rules, the Funds may engage the Advisor or Subadvisor or an affiliate of the Advisor or Subadvisor to act as broker in connection with purchases or sales of portfolio securities effected on an agency basis. To date, the Funds have not done so. The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, Subadvisor or an affiliated person is a member, except to the extent permitted by the SEC. The Funds may purchase securities through underwritings in which the Advisor, Subadvisor or an affiliate is a participant in accordance with the Funds’ affiliated underwriting procedures, which generally require that the Advisor, Subadvisor or the participating affiliate be carved out from any compensation related to an affiliated Fund participation in the offering.

The Advisor and Subadvisor manage other accounts in addition to the Funds and many of those accounts hold and invest in the same securities as the Funds. The Advisor or Subadvisor allocate investment opportunities across the Funds and the firm’s other similarly managed accounts in a fair and equitable manner, with no account(s) being favored over others. In making investment allocations, the Advisor or Subadvisor consider the clients’ investment goals and restrictions, uninvested cash, sector and issuer diversification, anticipated cash flows, risk tolerances, portfolio size and other relevant factors.

The Advisor or Subadvisor may, when appropriate, aggregate purchases or sales of securities and allocate such trades among multiple client accounts, including the Funds. The Advisor or Subadvisor will aggregate orders when they believe it will be advantageous to do so, such as the possibility of obtaining more favorable execution and prices. However, in some instances, bunching an order for a Fund with orders for other client accounts may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund because the Fund’s order is being shared with other accounts. Aggregated orders that can only be partially filled will typically be allocated on a pro rata basis, subject to de minimis requirements. Each account participating in an aggregated order will receive the same average price.

For the fiscal periods ended December 31, 2021, 2020 and 2019, the following brokerage commissions were paid by the Funds:

Brokerage Commissions Paid During Fiscal Periods Ended December 31,
	2021	2020	2019
Mid Cap Growth Fund	$422,209	$656,983	$540,227
Small/Mid Cap Growth Fund	$71,553	$24,690	$11,066
Equity Opportunity Fund	$140,834	$67,284	$48,912
International Growth Fund	$142,664	$169,452	$81,722
Global Growth Fund	$78,858	$51,966	$20,751

The Funds did not pay any commissions to brokers who were affiliated with the Funds or the Advisor during the past three fiscal years.

The Funds are required to identify any securities of their “regular brokers or dealers” that a Fund has acquired during its most recent fiscal year. The Funds did not acquire securities of their regular brokers or dealers or their parents during fiscal year 2021.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

Investment Advisor

Robert W. Baird & Co. Incorporated

Robert W. Baird & Co. Incorporated (“Baird”), located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the investment advisor to the Funds. The Advisor is an investment advisory and brokerage firm formed in the state of Wisconsin on December 29, 1919. Baird is owned indirectly by its employees through several holding companies. Baird is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Employees of Baird own substantially all of the outstanding stock of BFG.

Baird serves as investment advisor to the Mid Cap Growth Fund, Small/Mid Cap Growth Fund, International Growth Fund and Global Growth Fund pursuant to an investment advisory agreement dated September 29, 2000, and the Equity Opportunity Fund pursuant to an investment advisory agreement dated December 12, 2021, as amended (the “Advisory Agreement”).

The Advisory Agreement continues in effect for an initial two year term and thereafter from year-to-year, subject to the annual approval (a) by a majority of the Independent Directors and (b) by either the full Board or by the Fund’s shareholders. The Advisory Agreement dated September 29, 2000 was approved with respect to the Mid Cap Growth Fund, Small/Mid Cap Growth Fund, International Growth Fund and Global Growth Fund by the Independent Directors on August 24, 2021. The Advisory Agreement dated December 12, 2021 was approved with respect to the Equity Opportunity Fund by the Independent Directors on September 7, 2021. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on a 60-day notice.

Under the terms of the Advisory Agreement, the Advisor supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Board. The Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities. These expenses do not include the cost of securities and other investments purchased or sold for the Funds and do not include brokerage commissions and any other transaction charges. Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

As compensation for its advisory services, the Mid Cap Growth Fund, Small/Mid Cap Growth Fund, International Growth Fund and Global Growth Fund pay to the Advisor a monthly management fee at the annual rate of 0.75%. Prior to December 12, 2021, under the previous investment advisory agreement, the Advisor received a management fee from the Equity Opportunity Fund at the annual rate of 0.85% of the Fund’s average daily net assets. At a special meeting of shareholders held on December 7, 2021, shareholders of the Equity Opportunity Fund (formerly known as the Baird SmallCap Value Fund) approved a new investment advisory agreement with a higher investment advisory fee due to the retention of Greenhouse and the implementation of a sub-advised management structure. Effective December 12, 2021, the Equity Opportunity Fund pays a monthly management fee at the annual rate of 1.25% of the Fund’s average daily net assets. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Funds.

As described in the Prospectus, the Advisor has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total annual fund operating expenses, including fees and expenses incurred by each Fund in connection with a Fund’s investments in other investment companies and interest expense, but excluding taxes, brokerage commissions and extraordinary items of the Mid Cap Growth Fund, Small/Mid Cap Growth Fund, Equity Opportunity Fund, International Growth Fund and Global Growth Fund to an annual rate of 0.85%, 0.85%, 1.25%, 0.80% and 0.80%, respectively, for the Institutional Class and 1.10%, 1.10%, 1.50%, 1.05% and 1.05%, respectively, for the Investor Class, through at least April 30, 2023 for the Mid Cap Growth Fund, Small/Mid Cap Growth Fund, International Growth Fund and Global Growth Fund, and through at least April 30, 2025 for the Equity Opportunity Fund. The Advisor’s obligation to assume the fees and expenses incurred by the Funds in connection with their investment in other investment companies applies to the extent such amounts, in aggregate, exceed 0.0049% of a Fund’s average daily net assets on an annual basis. Under a previous expense limitation agreement, the Advisor contractually agreed to waive management fees and/or reimburse other expenses to limit the Equity Opportunity Fund’s total annual fund operating expenses to 1.20% of average daily net assets for the Investor Class shares and 0.95% of average daily net assets for the Institutional Class shares. With respect to the Mid Cap Growth, Small/Mid Cap Growth, International Growth and Global Growth Funds, the Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period, provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment. However, the Funds are not obligated to pay any such waived fees more than three years after the fees were waived or reimbursed. The Advisor is not entitled to recoup any fees waived and/or expenses reimbursed under the new expense limitation agreement for the Equity Opportunity Fund.

For the fiscal years ended December 31, 2021, 2020 and 2019, the Funds paid the following management fees to the Advisor under the Advisory Agreement:

Fiscal Period Ended	Management Fee	Waiver	Management Fee after Waiver

Mid Cap Growth Fund
December 31, 2021	$18,052,323	$0	$18,052,323
December 31, 2020	$14,508,524	$0	$14,508,524
December 31, 2019	$14,689,912	$0	$14,689,912

Small/Mid Cap Growth Fund
December 31, 2021	$821,884	$(161,354)	$660,530
December 31, 2020	$225,664	$(174,285)	$51,379
December 31, 2019	$96,378	$(96,378)	$0

Equity Opportunity Fund
December 31, 2021	$321,821	$(200,927)	$120,894

Fiscal Period Ended	Management Fee	Waiver	Management Fee after Waiver

December 31, 2020	$224,344	$(182,269)	$42,075
December 31, 2019	$281,376	$(160,963)	$120,413

International Growth Fund
December 31, 2021	$3,137,538	$(265,579)	$2,871,959
December 31, 2020	$1,631,915	$(213,896)	$1,418,019
December 31, 2019	$1,073,512	$(230,596)	$842,916

Global Growth Fund
December 31, 2021	$1,788,419	$(295,197)	$1,493,222
December 31, 2020	$647,641	$(209,930)	$437,711
December 31, 2019	$363,761	$(206,779)	$156,982

The Advisor may act as an investment advisor and administrator to other persons, firms or corporations (including investment companies), and may have numerous advisory clients in addition to the Funds.

Subadvisor

Greenhouse Funds LLLP

The Advisor has entered into an investment sub-advisory agreement with Greenhouse Funds LLLP, a Delaware limited liability limited partnership located at 650 South Exeter Street, Suite 1080, Baltimore, MD 21202, on behalf of the Equity Opportunity Fund. Management and control of the Subadvisor are vested exclusively in its general partner (Greenhouse GP LLC), subject to certain consent rights of BFC, which has a minority ownership interest in the Subadvisor and representation on the board of managers of its general partner. Joseph Milano owns a minority ownership interest in the Subadvisor and 100% of its general partner. Therefore, BFC and Mr. Milano may be deemed to control Greenhouse. In addition, through BFC’s ownership of the Subadvisor, representation on the board of managers of the Subadvisor’s general partner and certain consent rights, the Advisor and Subadvisor are affiliated.

Under the sub-advisory agreement, the Subadvisor manages the investment and reinvestment of the Equity Opportunity Fund’s assets subject to the general supervision of the Advisor and the Board of Directors. For its services to the Fund, the Subadvisor receives compensation from the Advisor at an annual rate of 1.00% of the Fund’s average daily net assets. The Advisor pays the sub-advisory fees out of its own advisory fee.

The sub-advisory agreement will remain in effect for an initial two-year period beginning on its effective date and from year to year thereafter, subject to the annual approval by (a) the vote of a majority of the Board, including a majority of the directors who are not “interested persons,” as defined under the 1940 Act or (b) the vote of a majority of the outstanding “voting securities,” as defined under the 1940 Act, of the Equity Opportunity Fund. The sub-advisory agreement was approved by the Board on September 7, 2021 by shareholders of the Fund on December 7, 2021. The sub-advisory agreement may be terminated at any time, without payment of a penalty, (a) by the vote of a majority of the Board, by the vote of a majority of outstanding voting securities of the Fund or by the Subadvisor, in each case upon not more than 60 days’ written notice or (b) by the Subadvisor upon not less than 120 days’ written notice to the

Advisor, the Company, and the Fund. The sub-advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act.

The Advisor and Subadvisor have entered into a services agreement with respect to the Equity Opportunity Fund. The agreement provides that the Subadvisor’s investment personnel will provide marketing assistance to the Advisor with respect to the Fund and sets forth the parties’ compliance obligations and provisions related to trade allocation and the Subadvisor’s right to close the Fund if needed to effectively provide subadvisory services to the Fund.

Potential Conflicts of Interest

The Advisor and Greenhouse are affiliates, which may present certain potential conflicts of interest. The Advisor’s retention of Greenhouse presents a potential conflict of interest because the Advisor may have financial and non-financial incentives for selecting Greenhouse over other subadvisors. An investment adviser may be inclined to act in its own interest by recommending to shareholders the services of an affiliated subadvisor that provide benefits to the investment advisor, instead of recommending the services of a subadvisor that is in the best interest of the shareholders. Greenhouse will benefit from increased advisory fees paid to the Advisor by receiving subadvisory fees. In addition, the Advisor or its affiliates will benefit from the net advisory fee retained by the Advisor and also indirectly from the subadvisory fee paid by the Advisor to Greenhouse. However, the Advisor, in recommending to the Board the appointment of Greenhouse, has a fiduciary duty to act in the best interests of its clients, including the Equity Opportunity Fund and its shareholders. The Advisor has a duty to recommend that Greenhouse be selected, retained, or replaced only when the Advisor believes it is in the best interests of the Fund’s shareholders. In addition, the Board of Directors of the Company maintains ultimate oversight over the Fund and its advisory and subadvisory arrangements.

Proxy Voting Policies

The Board has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board. The Board has authorized the Advisor and Subadvisor to retain a third-party proxy voting service, such as Institutional Shareholder Services, Inc. (“ISS”), to provide recommendations on proxy votes should they choose to do so. The Board has approved the proxy voting policies and procedures of the Advisor and Subadvisor for the Funds it manages. The Board monitors the implementation of these policies and procedures to ensure that the Advisor and Subadvisor’s voting decisions:

•are consistent with the Advisor’s fiduciary duty to the Funds and their shareholders;
•seek to maximize shareholder return and the value of Fund investments;
•promote sound corporate governance; and
•are consistent with each Fund’s investment objective and policies.

Each Fund’s proxy voting record for the most recent 12‑month period ended June 30, if applicable, is available without charge, either upon request, by calling toll free, 1‑866‑442-2473, or by accessing the Funds’ website at www.bairdfunds.com, or both; and by accessing the SEC’s website at http://www.sec.gov.

Proxy Voting Policies – Advisor
The Advisor’s proxy voting policies and procedures provide that the Advisor will typically vote proxies in accordance with the recommendations made by the independent proxy voting service, and in the best interest of clients and Fund shareholders. However, because the independent proxy voting service’s guidelines are not exhaustive, do not address all potential voting issues and do not necessarily correspond with the opinions of the portfolio managers, there may be instances where the Advisor may not vote strictly according to the ISS’ guidelines. In such a case, the Advisor submits the matter to its proxy voting committee.

In situations where there is a potential conflict of interest and the independent proxy voting service does not provide a recommendation or there is a proxy challenge, Baird’s Proxy Voting Committee will determine the nature and materiality of the conflict.

•If the conflict is determined to not be material, the Committee will vote the proxy in a manner the Committee believes is in the best interests of the client and without consideration of any benefit to Baird or its affiliates.

•If the potential conflict is determined to be material, Baird’s Proxy Voting Committee will take one of the following steps to address the potential conflict:

(1)cast the vote in accordance with the recommendations of an independent third party, such as ISS;

(2)refer the proxy to the client or to a fiduciary of the client for voting purposes;

(3)suggest that the client engage another party to determine how the proxy should be voted;

(4)if the matter is not addressed by the independent proxy voting service, vote in accordance with management’s recommendation; or

(5)abstain from voting.

Proxy Voting Policies – Subadvisor
The Subadvisor has adopted Proxy Voting Policies and Procedures (the "Procedures") that are designed to ensure that in cases where the Subadvisor votes proxies with respect to client securities, such proxies are voted in the best interests of its clients. In voting proxies, the Subadvisor generally votes in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated). Generally, the Subadvisor will vote against proposals that make it more difficult to replace members of a board of directors. For all other proposals, the Subadvisor will determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and Subadvisor’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

The Procedures also require that the Subadvisor identify and address conflicts of interest between the Subadvisor and its clients. In situations where the Subadvisor’s interests conflict, or appear to conflict, with client interests, the Subadvisor will take one of the following steps to resolve the conflict:

•Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party;

•Refer the proxy to the client or a fiduciary of the client for voting purposes;
•Vote the securities in accordance with the best interest of clients, as determined in good faith by the Subadvisor, without consideration of any benefit to the Subadvisor, or its affiliates; or
•If the securities are held by a registered investment company account, disclose the conflict to the registered investment company’s Board and obtain their direction as to how to vote the proxies.

Codes of Ethics

The Company, the Advisor and the Distributor have adopted a joint written Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics governs the personal securities transactions of directors, officers and employees who may have access to current trading information of the Funds. The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics includes pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

The Code of Ethics also includes confidentiality and fiduciary provisions applicable to Directors and officers of the Company. From time to time, Directors of the Company may serve on the board of directors of public companies in which the Funds invest. The Code of Ethics provides that Directors are required to notify the Funds’ CCO before they accept a directorship of a public company, and Directors are required to refrain from discussing such company or sharing any non-public information learned in the Director’s capacity as a director of another company with any personnel of the Company.

The Subadvisor has adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. The Code is designed to address certain potential conflicts of interest that may arise in connection with the operation of the Subadvisor’s investment advisory activities, including conflicts arising in connection with the personal trading activities of the Subadvisor’s personnel. The Code applies to any member, director, officer or employee of the Subadvisor who has access to nonpublic information regarding the portfolio holdings of the Equity Opportunity Fund. The Code allows such persons to invest in certain securities for their personal accounts, including securities that may be purchased or held by the Funds in limited circumstances, subject to certain restrictions. The Code also imposes pre-clearance requirements under certain circumstances and includes reporting requirements designed to ensure that such transactions are consistent with the Subadvisor’s fiduciary obligations.

Fund Accounting and Fund Administration

The Funds have entered into a fund accounting servicing agreement and a fund administration servicing agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), under which Fund Services has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. Fund Services also provides administration services (including blue sky services) to the Funds. Administration services include, but are not limited to, day-to-day administration of matters necessary to the Funds’ operations, maintenance of their records, financial and tax reporting, preparation of reports, compliance testing of the Funds’ activities and preparation of periodic updates of the registration statement under federal and state laws. For fund accounting and fund administration services, Fund Services receives from each Fund a fee, calculated daily and paid monthly. From time to time, Fund Services may be an affiliated person of an affiliated person of the Company due to the affiliation with U.S. Bank described below.

For the fiscal years ended December 31, 2021, 2020 and 2019, the Funds paid the following fund accounting and administration fees to Fund Services:

Fund Accounting and Administration Fees Paid During Fiscal Periods Ended December 31,
	2021	2020	2019
Mid Cap Growth Fund	$172,683	$168,328	$178,878
Small/Mid Cap Growth Fund	$39,483	$32,150	$22,222
Equity Opportunity Fund	$36,140	$35,393	$33,720
International Growth Fund	$64,153	$54,329	$51,341
Global Growth Fund	$51,876	$45,985	$43,225

Custodian

U.S. Bank, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the Funds’ assets. From time to time, U.S. Bank may be considered an “affiliated person” of the Company for purposes of the 1940 Act as a result of certain of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of one or more series of the Company. Under the custody agreement between U.S. Bank and the Funds (the “Custody Agreement”), U.S. Bank has agreed to (i) maintain separate accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Company concerning the Funds’ operations. U.S. Bank may, at its own expense, open and maintain a custody account or accounts on behalf of the Funds with other banks or trust companies, provided that U.S. Bank shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. U.S. Bank and Fund Services are affiliates. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest. Sub-custodians may provide custodial services for assets of the Funds held outside the U.S.

For the fiscal years ended December 31, 2021, 2020 and 2019, the Funds paid the following custody fees to U.S. Bank:

Custody Fees Paid During Fiscal Periods Ended December 31,
	2021	2020	2019
Mid Cap Growth Fund	$29,027	$26,812	$26,947
Small/Mid Cap Growth Fund	$9,745	$8,361	$12,800
Equity Opportunity Fund	$2,016	$1,423	$1,191
International Growth Fund	$94,112	$46,984	$37,028
Global Growth Fund	$58,505	$24,801	$13,782

Transfer Agent

U.S. Bancorp Fund Services, LLC or Fund Services, as defined above, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Funds under a transfer agent servicing agreement (the “Transfer Agent Servicing Agreement”). As transfer and dividend disbursing agent, Fund Services has agreed to (i) issue and redeem shares of the Funds; (ii) make dividend payments and other distributions to shareholders of the Funds; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Funds.

For the fiscal years ended December 31, 2021, 2020 and 2019, the Funds paid the following transfer agency fees to Fund Services:

Transfer Agency Fees Paid During Fiscal Periods Ended December 31,
	2021	2020	2019
Mid Cap Growth Fund	$744,681	$803,153	$767,355
Small/Mid Cap Growth Fund	$23,142	$17,885	$8,036
Equity Opportunity Fund	$24,004	$28,417	$17,267
International Growth Fund	$88,303	$60,680	$40,389
Global Growth Fund	$49,529	$32,327	$19,081

Financial Intermediaries

In addition to the fees that the Funds pay to the Transfer Agent, from time to time, the Funds pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds (collectively, “sub-transfer agent services”) whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to annual limits approved by the Board. Sub-transfer agent services may include, among other things, sub-accounting services, transfer agent-type services, recordkeeping, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries’ customers or such other persons may reasonably request.

Sub-transfer agent fees paid by the Funds are included in the total amount of “Other Expenses” listed in the Funds’ Fees and Expenses table in the Prospectus.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers of the Funds

As described in the Prospectus under “Portfolio Managers”, Kenneth M. Hemauer and Charles F. Severson are co-portfolio managers of the Mid Cap Growth Fund and are jointly responsible for the day-to-day management of the Mid Cap Growth Fund. Unless otherwise indicated, they are jointly responsible for the day-to-day management of the other accounts set forth in the following table. Jonathan Good is the portfolio manager of the Small/Mid Cap Growth Fund. Joseph Milano is the

portfolio manager of the Equity Opportunity Fund. Brian Beitner, Haicheng Li, Nathaniel R. Velarde and Jesse A. Flores are portfolio managers of the International Growth Fund and the Global Growth Fund and are jointly responsible for the day-to-day management of the International Growth Fund and the Global Growth Fund. Mr. Beitner intends to retire from Chautauqua Capital Management, a division of the Advisor, on December 31, 2022, as previously announced. He will remain a Portfolio Manager of the International Growth Fund and Global Growth Fund through 2022.

The following provides information regarding other accounts managed by the portfolio managers as of December 31, 2021. The number of accounts listed in the following table includes accounts managed by the Advisor on a wrap-fee basis.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Mid Cap Growth Fund
Kenneth M. Hemauer
Other Registered Investment Companies	1	$565,170,690	—	$0
Other Pooled Investment Vehicles	—	$0	—	$0
Other Accounts(1)	633	$1,109,182,420	—	$0
Charles F. Severson
Other Registered Investment Companies	1	$565,170,690	—	$0
Other Pooled Investment Vehicles	—	$0	—	$0
Other Accounts(2)	635	$1,101,494,175	—	$0
Small/Mid Cap Growth Fund
Jonathan Good
Other Registered Investment Companies	—	$0	—	$0
Other Pooled Investment Vehicles	—	$0	—	$0
Other Accounts	22	$10,433,777	—	$0
Equity Opportunity Fund
Joseph Milano
Other Registered Investment Companies	—	$0	—	$0
Other Pooled Investment Vehicles	5	$571,000,000	—	$0
Other Accounts	4	$251,000,000	—	$0
International Growth Fund & Global Growth Fund
Brian Beitner
Other Registered Investment Companies	1	$149,264,914	—	$0
Other Pooled Investment Vehicles	3	$176,276,798	1

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Accounts	2	$1,174,535	—	$0
Haicheng Li
Other Registered Investment Companies	1	$149,264,914	—	$0
Other Pooled Investment Vehicles	3	$176,276,798	1
Other Accounts	2	$1,174,535	—	$0
Nathaniel R. Velarde
Other Registered Investment Companies	1	$149,264,914	—	$0
Other Pooled Investment Vehicles	3	$176,276,798	1
Other Accounts	2	$1,174,535	—	$0
Jesse A. Flores
Other Registered Investment Companies	1	$149,264,914	—	$0
Other Pooled Investment Vehicles	3	$176,276,798	1
Other Accounts	2	$1,174,535	—	$0

(1)Includes accounts that Mr. Hemauer manages jointly with other portfolio managers of the Advisor.
(2)Includes accounts that Mr. Severson manages jointly with other portfolio managers of the Advisor.

The Advisor, Subadvisor and their individual portfolio managers advise multiple accounts for numerous clients. In addition to the Funds, these accounts may include separate accounts, collective trusts, private funds and a portion of a state 529 education savings plan portfolio. The Advisor and Subadvisor manage potential conflicts of interest between a Fund and other types of accounts through trade allocation policies and oversight by the Advisor and Subadvisor’s investment management departments and compliance departments. Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds and/or other accounts participate in investment transactions involving the same securities.

Compensation of Portfolio Managers

The following is a description of the Advisor and Subadvisor’s portfolio manager compensation as of December 31, 2021. The Advisor compensates portfolio managers with a base salary and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is generally based on the investment performance of accounts managed by the portfolio manager, including the Funds, the revenues and overall profitability of the Advisor, asset inflows and retention of assets under the portfolio manager’s management. The Subadvisor portfolio manager’s annual compensation consists of a base salary and a percentage (equal to his ownership of the Subadvisor) of the Subadvisor’s overall profitability (consisting of all management, advisory and sub-advisory fees received from accounts including the Fund managed by the Subadvisor less expenses, plus performance fees for all accounts managed by the Subadvisor that pay such fees). A Fund’s performance is measured relative to its peer group and/or the performance of the benchmark index listed in the Fund’s prospectus and is measured on a three-year and/or five-year basis.

Portfolio managers also may own and may be offered an opportunity to purchase or sell common stock in BFG. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by the Advisor.

Ownership of Fund Shares by Portfolio Managers

The table below sets forth the dollar range of equity securities in the Funds beneficially owned as of December 31, 2021 with respect to each of the other portfolio managers:

Portfolio Manager	Dollar Range of Equity Securities in the:

Mid Cap Growth Fund
Kenneth M. Hemauer	Over $1,000,000
Charles F. Severson	Over $1,000,000

Small/Mid Cap Growth Fund
Jonathan Good	$500,001 - $1,000,000

Equity Opportunity Fund
Joseph Milano	$100,001 - $500,000

International Growth Fund
Brian Beitner	$100,001 - $500,000
Haicheng Li	Over $1,000,000
Nathaniel R. Velarde	Over $1,000,000
Jesse A. Flores	$100,001 - $500,000

Global Growth Fund
Brian Beitner	$100,001 - $500,000
Haicheng Li	$500,001 - $1,000,000
Nathaniel R. Velarde	$500,001 - $1,000,000
Jesse A. Flores	$100,001 - $500,000

The above ownership information relates only to the Institutional Class shares of the Funds.

DISTRIBUTOR

Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, also serves as the principal underwriter and distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. As compensation for its services under the Distribution and Shareholder Servicing Plan (the “Plan”), discussed below, the Distributor may retain all or a portion of the Rule 12b-1 fees payable under the Plan.

During each of the fiscal years ended December 31, 2021, 2020 and 2019, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds. The Distributor retained a portion of the Rule 12b-1 fees, as described below.

DISTRIBUTION PLAN

The Board, including a majority of the Independent Directors, adopted the Plan for the Investor Class shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by a Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund’s average daily NAV attributable to the Investor Class. Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of Investor Class shares of the Fund. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials. To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Investor Class’s expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Baird Fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Amounts Expensed Under the Plan

For the fiscal year ended December 31, 2021, the following amounts were paid by the Funds pursuant to the Plan:

Fund	12b-1 Payments Paid
Mid Cap Growth Fund	$530,771
Small/Mid Cap Growth Fund	$1,912
Equity Opportunity Fund	$782
International Growth Fund	$2,072
Global Growth Fund	$4,434

Of the amounts paid, payments were made for the following activities:

Actual Rule 12b‑1 Expenditures Incurred by the Funds During the Fiscal Year Ended December 31, 2021
Fund	Advertising/Marketing	Printing/Postage	Payment to Distributor	Payment to Dealers(1)	Compensation to Sales Personnel	Other	Total

Mid Cap Growth Fund	$0	$0	$0	$530,771	$0	$0	$530,771
Small/Mid Cap Growth Fund	$0	$0	$0	$1,912	$0	$0	$1,912
Equity Opportunity Fund	$0	$0	$0	$782	$0	$0	$782
International Growth Fund	$0	$0	$0	$2,072	$0	$0	$2,072
Global Growth Fund	$0	$0	$0	$4,434	$0	$0	$4,434

(1)Includes payments to Baird as a dealer.

Interests of Certain Persons

With the exception of the Advisor, in its capacity as the Funds’ investment advisor and principal underwriter of Fund shares, and the Subadvisor, in its capacity as the Fund’s investment sub-advisor, no “interested person” of a Fund, as defined in the 1940 Act, and no director of the Company has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The Plan will continue in effect only if such continuance is approved annually by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Funds and have no direct or indirect financial interest in the Plan or any related agreements. The Board has determined that the Plan is likely to benefit Investor Class shares by providing an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to Investor Class shareholders. The Board also determined that the Plan is expected to enhance the Funds’ ability to sell Investor Class shares and access important distribution channels.

Shareholder Servicing and Revenue Sharing Payments

The Advisor or Distributor, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to broker-dealers and other financial intermediaries who market and sell shares of the Funds and/or who provide various administrative, sub-accounting and shareholder services. These payments are in addition to the 12b-1 fees payable out of Fund assets to firms that sell Investor Class shares. The payments may specifically be made in connection with the inclusion of the Funds in certain programs offered by broker-dealers or other financial intermediaries, invitations to conferences and seminars held or sponsored by those firms, access to branch offices and sales representatives of those firms and opportunities to make presentations and provide information to them. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts. The Distributor currently has agreements with the following firms, under which the Advisor or Distributor makes ongoing payments in lieu of, or in addition to, the 12b-1 fee: American Enterprise Investment Services Inc., Benefit Plans Administrators (BPA), BMO Harris Bank, BNY Mellon, Charles Schwab, Edward Jones & Co., Fidelity (National Financial), Great West Life, John Hancock Life Insurance, J.P. Morgan, LPL Financial, Morgan Stanley Smith Barney, Merrill Lynch (Financial Data Services), National Rural Electric Cooperative Association, Newport Trust, OneAmerica, Pershing, PNC Investments, Principal Life, Prudential, Raymond James, TD Ameritrade, TIAA CREF, T. Rowe, UBS, U.S. Bank National Association, Vanguard, Voya and Wells Fargo. In some circumstances, the Funds may directly pay the intermediary for performing sub-transfer agency and related services to customers of financial intermediaries who hold shares of the Funds through omnibus accounts.

The Advisor may also pay cash or non-cash compensation to sales representatives of broker-dealers and other financial intermediaries in the form of occasional gift, meals and entertainment, and pay for exhibit space or sponsorships at regional or national events of broker-dealers and other financial intermediaries.

Referral Program

As indicated in the Prospectus, the Distributor has a referral program under which it may pay compensation to registered representatives of the Distributor for their efforts in selling Institutional Class shares of the Funds. Such compensation will not exceed 0.10% per year of the value of the Institutional Class share accounts for which the registered representative is responsible. Such compensation is only paid for referrals of non-ERISA institutional accounts and generally over a five-year period. In addition, registered representatives of the Distributor may receive payments under the Plan with respect to distribution and shareholder services for Investor Class shares of the Funds.

The prospect of receiving, or the receipt of additional payments or other compensation as described above may provide the Distributor’s registered representatives with an incentive to favor sales of shares of the Funds and other mutual funds whose affiliates offer similar compensation over the sale of shares of mutual funds that do not make such payments.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company or the Advisor and the Subadvisor may disclose information about the Funds’ portfolio holdings only in the following circumstances:

•Each Fund publicly discloses its portfolio holdings in its semi-annual and annual reports to shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR and mailed to shareholders approximately two months after the end of the fiscal year and six-month period.

•The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter.

•The Mid Cap Growth and Small/Mid Cap Growth Funds full portfolio holdings (showing number of shares and dollar values) as of month-end are posted on the Company’s website no earlier than five (5) business days after month-end.

•The Equity Opportunity Fund’s full portfolio holdings (showing number of shares and dollar values) as of month-end are posted on the Company’s website no earlier than forty-five (45) calendar days after quarter-end.

•The International Growth Fund’s and the Global Growth Fund’s full portfolio holdings (showing number of shares and dollar values) as of quarter-end are posted on the Company’s website no earlier than thirty (30) calendar days after quarter-end.

•The Funds may also provide portfolio holdings information to various ratings agencies, consultants, broker-dealers, investment advisers, financial intermediaries, investors and others, upon request, so long as such information, at the time it is provided, is posted on the Company’s website or otherwise publicly available.

A Fund may elect to not post its portfolio holdings on the Company’s website as described above if the Fund has a valid business reason for doing so. If a Fund makes such an election, the Fund’s portfolio holdings cannot be selectively disclosed to any person until such information is filed with the SEC or posted to the Company’s website.

In limited circumstances, for the business purposes described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of being filed with the SEC or their publication on the Company’s website.

•The Advisor or Subadvisor may disclose Fund portfolio holdings to the Funds’ service providers (administrator, fund accountant, custodian, transfer agent and independent pricing service) in connection with the fulfillment of their duties to the Funds. These service providers are required by contract with the Funds to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•The Advisor or Subadvisor may disclose Fund portfolio holdings to its vendors (including, without limitation, portfolio accounting system, proxy voting services, pricing services, attribution and analytics systems) in connection with the fulfillment of its duties to the Funds. These service providers are required by contract with the Advisor to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•The Advisor may disclose Fund portfolio holdings to persons who owe a fiduciary duty or other duty of trust or confidence to the Funds, such as the Funds’ legal counsel and independent registered public accounting firm.

•Disclosure of portfolio holdings as of a particular date may be made in response to inquiries from consultants, prospective clients or other persons, provided that the recipient signs a confidentiality agreement prohibiting disclosure and misuse of the holdings information.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Funds’ portfolio securities without (1) prior approval of the Advisor’s legal and compliance departments; and (2) the execution of a confidentiality agreement by the third parties. No compensation or other consideration may be received by the Funds or the Advisor or the Subadvisor in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board has delegated to the CCO the responsibility to monitor the foregoing policy and to address any violations thereof. The CCO reports to the Board and the Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Advisor, the Subadvisor or any other Fund affiliate.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity and beneficial owners, if applicable, of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications. The Company will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as independent registered public accounting firm of the Funds. Cohen audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.

The audited financial statements for the Funds for the fiscal year ended December 31, 2021, together with the report of Cohen, independent registered public accounting firm, that appear in the Funds’ Annual Report for the fiscal year ended December 31, 2021 are incorporated herein by reference.

COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Company and has passed upon the legality of the shares offered by the Funds.

PERFORMANCE

From time to time, the yield and total return of Investor Class shares and Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll-free) at 1-866-442-2473.